Registration No. 2-89264
                                                                     Rule 497(c)
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NEW YORK DAILY TAX FREE                                         600 FIFTH AVENUE
INCOME FUND, INC.                                           NEW YORK, N.Y. 10020
                                                                  (212) 830-5345
                                                      (800) 433-1918 (Toll Free)
Class A Shares; Class B Shares
================================================================================
PROSPECTUS

August 28, 2007

A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
 2     Risk/Return Summary: Investments, Risks                  8   Management, Organization and
       and Performance                                              Capital Structure
 5     Risk/Return Summary: Fee Table                           9   Shareholder Information
 6     Investment Objectives, Principal Investment             19   Distribution Arrangements
       Strategies and Related Risks                            21   Financial Highlights

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus, but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS AND PERFORMANCE

Investment Objectives
---------------------

     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
-------------------------------

     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)   New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

RISK/RETURN BAR CHART AND TABLE
-------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five, ten year and since inception periods for each Class of shares. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

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
New York Daily Tax Free Income Fund, Inc. - Class A Shares (1)(2)(3)

[Object Omitted]


CALENDAR YEAR END             % TOTAL RETURN
1997                               2.92%
1998                               2.66%
1999                               2.41%
2000                               3.20%
2001                               1.86%
2002                               0.66%
2003                               0.29%
2004                               0.38%
2005                               1.54%
2006                               2.55%


(1) The year-to-date return for the Class A shares as of June 30, 2007 was 1.42%.

(2) The highest quarterly return for the Class A shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Class A shares was 0.03% for the quarter ended September 30, 2003.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns - For the periods ended December 31, 2006

                                Class A         Class B
                                -------         -------
One Year                        2.55%           2.76%
Five Years                      1.08%           1.28%
Ten Years                       1.84%           2.06
Since Inception*                2.94%           2.08%

* The inception date for the Class A shares was June 12, 1984, and for the Class B shares was October 10, 1996.


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                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases                               None

Wire Redemption Fee                                                   $15.00*


* There is a $15.00 fee for all wire redemptions of less than $10,000.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                      Class A Shares          Class B Shares
Management Fees................................            0.30%                   0.30%
Distribution and Service (12b-1) Fees..........            0.20%                   0.00%
Other Expenses.................................            0.37%                   0.38%
  Administration Fees..........................   0.21%                   0.21%
                                                           ------                  ------
Total Annual Fund Operating Expenses...........            0.87%                   0.68%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year              3 Years            5 Years            10 Years
          Class A:                  $89                 $278               $482               $1,073
          Class B:                  $69                 $218               $379               $847


II.  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
---------------------

     The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
-------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.

     With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

     Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

     The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. These Participation Certificates cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

       The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

       To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

       The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality, and in no event shall such investments exceed, in the aggregate, 50% of the value of the Fund's total assets.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets from banks for temporary purposes.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

     For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
-----

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

     The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
------------------

     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III. MANAGEMENT, ORGANIZATION AND
     CAPITAL STRUCTURE

     The Fund's investment adviser is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of twenty-three portfolios of registered investment companies, of which it acts as administrator for eighteen. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2007, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended April 30, 2007.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2007, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.

     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.      SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
----------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases or redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
-----------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments also may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating Organizations - Purchase of Class A Shares
----------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participating Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares
------------------------------------------

     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Mail and Personal Delivery
--------------------------

     Investors may send or deliver a check made payable to "New York Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Bank Wire
---------

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

     The Bank of New York
     ABA # 021000018
     Reich & Tang Funds
     DDA # 890040527
     For New York Daily Tax Free
        Income Fund, Inc.
     Account of (Investor's Name) ------------------
     Fund Account # --------------------------------

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct Deposit Privilege
--------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

Subsequent Purchases of Shares
------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Mutual Funds Group

     P.O. Box 13232
     Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
----------------

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks
------

     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholders account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone
---------


     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event a telephone redemption was not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone redemption should call the Fund at
(212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally
---------

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or its Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Automatic Withdrawal Plan
-------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Withdrawal Authorization form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
---------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly.

There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders. See "Tax Consequences." If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
------------------

     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Income Fund, Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management, LLC as investment adviser or manager.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. Moreover, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See "Tax Consequences."

     Instructions for exchanges may be made by sending a written request to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020
or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Frequent Trading
----------------

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences
----------------

     Federal Income Taxes
     --------------------

     Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

     Distributions paid from net investment income, if any (not exempt interest dividends) or of any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income at a maximum federal rate of 35%. Both such dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

     The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

    The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. Investors should review the information regarding taxes in the Statement of Additional Information.

    New York Income Taxes
    ---------------------

     Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City personal income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations"), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

     Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

     The U.S. Supreme Court has granted review in Kentucky Department of Revenue
v. Davis, Docket No. 06-666, where it will consider whether a state unlawfully discriminates against interstate commerce by providing an exemption from its income tax for interest income derived from bonds issued by the state and its political subdivisions while treating income realized from bonds issued by other states and their political subdivisions as subject to the state's income tax. In the underlying case, Davis v. Department of Revenue, 197 S.W. 3d 557 (Ky. Ct.App. 2006), the Kentucky Court of Appeals held that such disparate treatment of interest derived from in-state and out-of-state municipal bonds is unlawful. However, in another case, the Ohio Court of Appeals held that Ohio's disparate treatment of interest derived from in-state and out-of-state municipal bonds is permissible. Sharper v. Tracy, 647 N.E. 2d 550 (Oh. Ct. App. 1994). If the U.S. Supreme Court invalidates the Kentucky statute at issue in Davis, it is possible that all states would be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In such event, interest derived from all municipal bonds, whether held directly or indirectly through a regulated investment company and regardless of their state of origin, may either be exempt from or subject to New York's income tax. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
---------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Fund pays the Distributor a service fee of 0.20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating

Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing Class A shares of the Fund and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

--------------------------------------------------------------------------------
VI.  FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                For the Year Ended April 30,
                                                                 --------------------------------------------------------------
Class A Shares
----------------                                                    2007         2006         2005          2004         2003
                                                                 ---------     --------     -------       -------      --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............................  $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                                                 --------      --------     --------      --------     --------
Income from investment operations:
      Net investment income....................................     0.027         0.019        0.007         0.002        0.006
      Net realized and unrealized gain (loss) on investments...      --           0.000         --            --          0.000
                                                                 --------      --------     --------      --------     --------
      Total from investment operations.........................     0.027         0.019        0.007         0.002        0.006
Less distributions from:
      Dividends from net investment income.....................    (0.027)       (0.019)      (0.007)       (0.002)      (0.006)
      Net realized gain (loss) on investments..................      --          (0.000)        --            --         (0.000)
                                                                 --------      --------     --------      --------     --------
      Total distributions......................................    (0.027)       (0.019)      (0.007)       (0.002)      (0.006)
                                                                 --------      --------     --------      --------     --------
Net asset value, end of year...................................  $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                                                 ========      ========     ========      ========     ========
Total Return...................................................     2.73%         1.93%        0.70%         0.21%        0.59%
Ratios/Supplemental Data
Net assets, end of year (000's)................................  $218,850      $285,247     $283,134      $296,871     $324,086
Ratios to average net assets:
      Expenses (a).............................................     0.87%         0.86%        0.86%         0.83%        0.82%
      Net investment income....................................     2.69%         1.91%        0.70%         0.21%        0.59%
      Expenses paid indirectly.................................     0.00%         0.00%        0.00%         0.00%        0.00%

(a)      Includes expenses paid indirectly

                                                                                For the Year Ended April 30,
                                                                 --------------------------------------------------------------
Class B Shares
----------------                                                    2007         2006         2005          2004         2003
                                                                 ---------     --------     -------       -------      --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............................  $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                                                 --------      --------     --------      --------     --------
Income from investment operations:
      Net investment income....................................     0.029         0.021        0.009         0.004        0.008
      Net realized and unrealized gain (loss) on investments...      --           0.000         --            --          0.000
                                                                 --------      --------     --------      --------     --------
      Total from investment operations.........................     0.029         0.021        0.009         0.004        0.008
Less distributions from:
      Dividends from net investment income.....................    (0.029)       (0.021)      (0.009)       (0.004)      (0.008)
      Net realized gain (loss) on investments..................      --          (0.000)        --            --         (0.000)
                                                                 --------      --------     --------      --------     --------
      Total distributions......................................    (0.029)       (0.021)      (0.009)       (0.004)      (0.008)
                                                                 --------      --------     --------      --------     --------
Net asset value, end of year...................................  $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                                                 ========      ========     ========      ========     ========
Total Return...................................................     2.93%         2.14%        0.90%         0.41%        0.79%
Ratios/Supplemental Data
Net assets, end of year (000's)................................  $ 32,597      $ 33,330     $ 39,831      $ 51,411     $ 46,966
Ratios to average net assets:
      Expenses (a).............................................     0.68%         0.67%        0.66%         0.63%        0.61%
      Net investment income....................................     2.90%         2.14%        0.88%         0.40%        0.77%
      Expenses paid indirectly.................................     0.00%         0.00%        0.00%         0.00%        0.00%


(a)      Includes expenses paid indirectly


--------------------------------------------------------------------------------

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       THIS IS NOT PART OF THE PROSPECTUS

A Statement of Additional Information
(SAI)dated August 28, 2007, includes
additional information about the Fund
and its investments and is incorporated
by reference into this Prospectus.                               NEW YORK
Further information about Fund investments                       DAILY TAX
is available in the annual and semi-annual                       FREE
shareholder reports. You may obtain the                          INCOME
SAI, the annual and semi-annual reports                          FUND, INC.
without charge by calling the Fund toll
free at (800) 433-1918. You may also
obtain the SAI and the annual and
semi-annual reports without charge by
visiting the Fund's website at
http://www.money-funds.com/funds/index.
To request other information about the
Fund, please call your financial
intermediary or the Fund.

==========================================

==========================================

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund
(including the SAI) is also available
from the Public Reference Room of the
Securities and Exchange Commission.
Information on the operation of the Public                      PROSPECTUS
eference Room may be obtained by calling                       August 28, 2007
the Commission at (202) 551-8090. Fund
reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington,
D.C. 20549-0104.

 Investment Company Act No. 811-3955


             Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020
                    (212) 830-5345

NY08/07P

                                                        Registration No. 2-89264
                                                                     Rule 497(c)

ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND

SHARES OF NEW YORK DAILY TAX FREE INCOME FUND, INC. (THE "FUND")

       PROSPECTUS
       AUGUST 28, 2007

       A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the Advantage New York Tax Exempt Liquidity Fund Class of shares (the "Advantage Shares") of the Fund.

       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

OPPENHEIMER

Available exclusively to customers of
Oppenheimer & Co. Inc. and its Affiliates
125 Broad Street
New York, NY  10004


       TABLE OF CONTENTS

       Risk/Return Summary: Investments,               Management, Organization and
       Risks and Performance.......................3   Capital Structure.............10
       Risk/Return Summary: Fee Table..............6   Shareholder Information.......11
       Investment Objectives, Principal Investment     Distribution Arrangements.....17
       Strategies and Related Risks................7   Financial Highlights..........20

I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i) New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------

The following bar chart and table may assist you in deciding whether to invest in the Advantage Shares. The bar chart shows the change in the annual total return of the Advantage Shares for the last four calendar years. The table shows the average annual total returns of the Fund's Advantage Class of shares for the last one year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for the Fund may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.

[GRAPHIC OMITTED]
ADVANTAGE SHARES (1),(2),(3)

CALENDAR YEAR END       %TOTAL RETURN

2003                         0.22%
2004                         0.32%
2005                         1.40%
2006                         2.41%

(1) The year to date return for the Advantage Shares as of June 30, 2007 was 1.33%.

(2) The highest quarterly return for the Advantage Shares was 0.65% for the quarter ended December 31, 2006; the lowest quarterly return was 0.02% for the quarter ended September 30, 2003.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

          AVERAGE ANNUAL TOTAL RETURNS - ADVANTAGE SHARES
          FOR THE PERIODS ENDED DECEMBER 31, 2006

          One Year                                               2.41%
          Since Inception*                                       1.07%

          * The inception date for the Advantage Shares was November 22, 2002.

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases...............            None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                              Advantage Shares

Management Fees........................................                0.30 %
Distribution and Service (12b-1) Fees*.................                0.70%
Other Expenses.........................................                0.32%
  Administration Fees..................................        0.21%
                                                                        -----
Total Annual Fund Operating Expenses*                                   1.32%
                                                                        =====

* The Fund's distributor has voluntarily waived a portion of the Distribution and Service (12b-1) Fees. After such waiver, the Distribution and Service
     (12b-1) Fees for the Advantage Shares were 0.40%. As a result, the actual
     Total Annual Fund Operating Expenses for the Advantage Shares were 1.02%.
     This fee waiver arrangement may be terminated at any time at the option of the Fund's distributor.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's
Advantage Shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares' operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 YEAR              3 YEARS            5 YEARS             10 YEARS
ADVANTAGE SHARES:           $134                $418               $723                $1,590

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. These Participation Certificates cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and
(ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities.

The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality, and in no event shall such investments exceed, in the aggregate, 50% of the value of the Fund's total assets.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS
--------------------------------------------------------------------------------

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of twenty-three portfolios of registered investment companies, of which it acts as administrator for eighteen. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2007, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended April 30, 2007.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2007, the Fund paid the

Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the management and the administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Advantage Shares of the Fund under the Shareholder Servicing Agreement and a fee equal to 0.45% per annum of the average daily net assets of the Advantage Shares of the Fund under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV. SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in Advantage Shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Oppenheimer & Co. Inc.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (I.E., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's portfolio to deviate more than 1/2 of

1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Only the Advantage Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., which will maintain individual investor accounts.

Oppenheimer & Co. Inc. and its affiliates may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing and other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc.

Oppenheimer & Co. Inc. may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with Oppenheimer & Co. Inc. before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

There is no minimum initial or subsequent investment for Advantage Shares.

INITIAL INVESTMENTS (PURCHASES)
--------------------------------------------------------------------------------

Contact your Financial Advisor to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.'s sweep service or as an additional investment position held in your securities account.

The "sweep" means that cash is automatically invested in the Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (PURCHASES)
--------------------------------------------------------------------------------

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

GENERAL INFORMATION ON PURCHASES
--------------------------------------------------------------------------------

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the

Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier checks or similar instruments) and certain other forms of payment at is discretion. Certificates for Advantage Shares will not be issued to investors.

WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

GENERAL INFORMATION ON REDEMPTIONS
--------------------------------------------------------------------------------

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check), provided the redemption request is received prior to 4:00 p.m., Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or
(iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Advantage Shares immediately upon payment thereof. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders. See "Tax Consequences." If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

FREQUENT TRADING
--------------------------------------------------------------------------------

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "General Information on Purchases" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES
--------------------------------------------------------------------------------
FEDERAL INCOME TAXES

Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

Distributions paid from net investment income, if any (not exempt interest dividends) or of any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income at a maximum federal rate of 35%. Both such dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund. For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. Investors should review the information regarding taxes in the Statement of Additional Information.

NEW YORK INCOME TAXES

Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City individual income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations"), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

The U.S. Supreme Court has granted review in Kentucky Department of Revenue v. Davis, Docket No. 06-666, where it will consider whether a state unlawfully discriminates against interstate commerce by providing an exemption from its income tax for interest income derived from bonds issued by the state and its political subdivisions while treating income realized from bonds issued by other states and their political subdivisions as subject to the state's income tax. In the underlying case, Davis v. Department of Revenue, 197 S.W. 3d 557 (Ky. Ct.App. 2006), the Kentucky Court of Appeals held that such disparate treatment of interest derived from in-state and out-of-state municipal bonds is unlawful. However, in another case, the Ohio Court of Appeals held that Ohio's disparate treatment of interest derived from in-state and out-of-state municipal bonds is permissible. Sharper v. Tracy, 647 N.E. 2d 550 (Oh. Ct. App. 1994). If the U.S. Supreme Court invalidates the Kentucky statute at issue in Davis, it is possible that all states would be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In such event, interest derived from all municipal bonds, whether held directly or indirectly through a regulated investment company and regardless of their state of origin, may either be exempt from or subject to New York's income tax. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES
--------------------------------------------------------------------------------

Investors do not pay a sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Advantage shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Advantage Shares of the Fund.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the Advantage Shares, a distribution fee equal to 0.45% per annum of the Advantage Shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Advantage Shares, a service fee of 0.25% per annum of the Advantage Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such services to its clients or customers who are Advantage shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Distributor's agreement with Oppenheimer & Co. Inc., as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing Advantage shareholders and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate Oppenheimer & Co. Inc. for performing shareholder servicing on behalf of the Advantage Shares of the Fund, (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund, and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Advantage Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and
(iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. These payments may be referred to as "revenue sharing" but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Oppenheimer & Co. Inc. for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may create an incentive for Oppenheimer & Co., and its affiliates to sell shares of the Fund to you or to recommend one Fund complex over another. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. and may provide non-cash compensation to Oppenheimer & Co. such as sponsorship or funding of sales seminars; tickets to sporting events, theater or other entertainment; opportunities to participate in golf or other outings, and gift certificates for meals; or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This financial highlights table is intended to help you understand the Advantage Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                               FOR THE YEAR                      NOVEMBER 22, 2002
                                                                  ENDED                          (COMMENCEMENT OF
ADVANTAGE SHARES                                                APRIL 30,                          OFFERING) TO
----------------                                 -----------------------------------------
                                                   2007       2006       2005       2004         APRIL 30, 2003
                                                 ---------  ---------  ---------  --------       --------------

PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout the period)
Net asset value, beginning of period...........  $  1.00    $  1.00    $  1.00    $  1.00          $   1.00
                                                 ---------  ---------  ---------  --------         ---------
Income from investment operations:
   Net investment income.......................     0.025      0.018      0.006      0.001             0.001
   Net realized and unrealized gain (loss)
      on investments...........................     --         0.000      --         --                0.000
                                                 ---------  ---------  ---------  --------         ---------
   Total from investment operations............     0.025      0.018      0.006      0.001             0.001
                                                 ---------  ---------  ---------  --------         ---------
Less distributions:

Dividends from net investment income...........    (0.025)    (0.018)    (0.006)    (0.001)           (0.001)
Net realized gain(loss) on investments.........     --        (0.000)     --         --               (0.000)
                                                 ---------  --------   ---------  --------         ----------
Total distribution.............................    (0.025)    (0.018)    (0.006)    (0.001)            (0.001
                                                 --------   --------   --------   --------         ----------
   )
Net asset value, end of period.................  $  1.00    $  1.00    $  1.00    $  1.00          $   1.00
                                                 ========   ========   ========   ========         ==========
TOTAL RETURN...................................     2.58%      1.79%      0.61%      0.15%             0.15%(a)
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)..............  $  72,419  $  66,680  $  71,563  $ 36,685         $  57,249
Ratios to average net assets:
   Expenses, net of fees waived (b)............     1.02%      1.01%      0.95%      0.89%             0.90%(c)
   Net investment income.......................     2.55%      1.77%      0.63%      0.14%             0.33%(c)
   Expenses paid indirectly....................     0.00%      0.00%      0.00%      0.00%             0.00%(c)
   Distribution and shareholder servicing fees
   waived          `                                0.30%      0.31%      0.36%      0.39%             0.37%(c)


(a) Not annualized
(b) Includes expenses paid indirectly
(c) Annualized

--------------------------------------------------------------------------------

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

---------------------


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


             THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS.

=======================================

OPPENHEIMER [GRAPHIC OMITTED]

AVAILABLE EXCLUSIVELY TO CUSTOMERS OF  OPPENHEIMER & CO. AND ITS AFFILIATES

ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND

PROSPECTUS
AUGUST 28, 2007
=======================================
A Statement of Additional Information (SAI) dated August 28, 2007, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund toll free at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund's website at http://www.money-funds.com/funds/AdvantageLiquidity. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0104.

  Investment Company Act No. 811-3955

         REICH & TANG DISTRIBUTORS, INC.
              600 Fifth Avenue
             New York, NY 10020
              (212) 830-5345

ADV NY8/07P

                                                        Registration No. 2-89264
                                                                     Rule 497(c)
--------------------------------------------------------------------------------
August 28, 2007                                                       PROSEPCTUS
--------------------------------------------------------------------------------
                                                               MONEY MARKET FUND
The Securities and Exchange
Commission has not approved or                                 NEW YORK
disapproved these                                              DAILY TAX FREE
securities or passed upon the                                  INCOME FUND, INC.
adequacy of this Prospectus.                                   Victory Shares
any representation to
the contrary is a criminal offense


VICTORY FUNDS
[GRAPHIC OMITTED]

                                                          www.VictoryConnect.com
                                                                    800-539-FUND
                                                                  (800-539-3863)
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August 28, 2007                                                       PROSEPCTUS
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NEW YORK DAILY TAX FREE INCOME FUND, INC.

VICTORY CLASS OF SHARES
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A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus, but is not part of the Prospectus.
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
                                TABLE OF CONTENTS

Risk/Return Summary: Investments,                 Management, Organization and
  Risks and Performance                   3         Capital Structure                     8
Risk/Return Summary:  Fee Table           5       Shareholder Information                 8
Investment Objectives, Principal                  Distribution Arrangements              14
 Investment Strategies and Related Risks  6       Financial Highlights                   16

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           I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE
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Investment Objectives

The Fund seeks as high a level of current income, exempt from federal income tax and to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)  New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

Risk/Return Bar Chart And Table

The following bar chart and table may assist you in deciding whether to invest in the Victory Shares. The bar chart shows the change in the annual total return of the Fund's Victory Shares for the last seven calendar years. The table shows the Victory Shares' average annual total return for the last one, five year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund at
(212) 830-5345 or toll free at (800) 433-1918.

                                       3
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NEW YORK DAILY TAX FREE INCOME FUND, INC. -VICTORY SHARES (1)(2)(3)

                       [GRAPHIC OMITTED]

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


CALENDAR YEAR END       %TOTAL RETURN
2000                         3.20%
2001                         1.86%
2002                         0.66%
2003                         0.29%
2004                         0.38%
2005                         1.54%
2006                         2.55%

(1) As of June 30, 2007, the Victory Shares of the Fund had a year to date return of 1.42%.

(2) The Fund's highest quarterly return for the Victory Shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Victory Shares was 0.03% for the quarter ended September 30, 2003.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns - For the periods ended December 31, 2006


                                                   VICTORY SHARES
One Year                                               2.55%
Five Year                                              1.08%
Since Inception*                                       1.55%

* The inception date for the Victory Shares was August 27, 1999.
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                                    FEE TABLE
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This table describes the fees and expenses that you may pay if you buy and hold
Victory Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                         Victory Shares

Management Fees..................................             0.30%
Distribution and Service (12b-1) Fees............             0.20%
Other Expenses ..................................             0.37%
  Administration Fees............................      0.21%
                                                              -----
Total Annual Fund Operating Expenses.............             0.87%



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's
Victory Shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Victory Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Victory Shares' operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year         3 years           5 years          10 years
                      ------         -------           -------          --------

 Victory Shares:      $89            $278              $482             $1,073


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  II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
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Investment Objectives

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income, exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. These Participation Certificates cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates, in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and
(ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality, and in no event shall such investments exceed, in the aggregate, 50% of the value of the Fund's total assets.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Funds total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

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               III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
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The Fund's investment adviser is Reich & Tang Asset Management, LLC (the
"Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of twenty-three portfolios of registered investment companies, of which it acts as administrator for eighteen. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2007, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended April 30, 2007.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2007, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Victory Shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

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                           IV. SHAREHOLDER INFORMATION
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Victory Shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders of certain funds available through affiliates of KeyCorp. Shares of the Fund, other than Victory Shares, are offered pursuant to separate Prospectuses. Victory Shares are identical to other shares of the Fund, with respect to investment objectives, but differ with respect to certain other matters, including shareholder services and purchase and redemption of shares.

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions.

Pricing of Fund Shares

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

How to Purchase and Redeem Shares

Investors may invest in Victory Shares through KeyBank, National Association ("KeyBank, N.A."). All shares are held in an omnibus account at the Fund through KeyBank, N.A., which will maintain individual investor accounts. Investors who have accounts with Participating Organizations may invest in Victory Shares through their Participating Organizations. (See "Investment Through Participating Organizations.") The minimum initial investment in Victory Shares is $500. The minimum amount for subsequent investments is $25 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions.

There is no redemption charge, no minimum period of investment, no minimum amount for redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check unless specified otherwise. If a shareholder elects to redeem all the shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days, after shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Redemption requests received by the Fund's transfer agent before 4:00 p.m., Eastern time, on any Fund Business Day become effective at the net asset value per share determined at 4:00 p.m., Eastern time on that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 4:00 p.m., Eastern time will result in a share redemption on the following Fund Business Day.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500 (see "Investment

Through Participating Organizations" for a description of Participating Organizations). Written notice of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. Notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

A redemption of shares may result in taxable income to the investor.

Investment Through Participating Organizations

Investors may invest in the Victory Class of the Fund through the Participating Organizations (i.e., KeyBank, N.A. and its affiliates) with which they have accounts. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Victory Shares, the Participating Organization or its agents, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may provide their customers who are shareholders in the Fund a confirmation of each purchase and redemption of Victory Shares for the customers' accounts. Also, Participating Organizations may send periodic account statements to their customers showing (i) the total number of Victory Shares owned by each customer as of the statement closing date, (ii) purchases and redemptions of Victory Shares by each customer during the period covered by the statement, and (iii) the income earned by Victory Shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Victory Shares). Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of order from their customers that are earlier than the order deadline of the Fund due to processing or other reasons. Investors should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Victory Shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations, including KeyBank, N.A. and its affiliates, may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Purchases of Victory Shares

Mail
----

For Key customers, please contact your relationship manager or your Key representative for instructions and to obtain an account application and other materials.

Checks are accepted subject to collection at full value in United States currency. Money orders, traveler's checks, credit card convenience checks and third party checks will not be accepted. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds.

Bank Wire
---------

To purchase Victory Shares using the wire system and to obtain instructions for transmittal of money among banks, Key customers should contact their relationship manager or Key representative.

An account will not be opened until the Fund or its agents have received the Fund application and required documentation in proper form and the Fund has accepted the purchase order for its shares.

There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Subsequent Purchases of Shares

Subsequent purchases can be made through KeyBank, N.A. or its agents by contacting your relationship manager or your Key representative for instructions on sending a bank wire or mailing a check.

There is a $25 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number and name. Provided that the information on the account application on file with the Participating Organization is still applicable, a shareholder may contact their Participating Organization to reopen an account that has been closed during the year.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be made unless the check (including a certified or cashier's check) used to purchase the shares has been cleared for payment by the investor's bank and converted into Federal Funds. A check is currently considered by the Fund to have cleared within 10 days after it is deposited by the Fund.

Written Requests
----------------

For Key customers, contact your relationship manager or Key representative for instructions on how to redeem shares of the Fund.

Telephone
---------

The Fund and its agents may accept telephone requests for redemptions from shareholders. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or to their bank accounts, both as set forth in their account or in a subsequent written authorization. The Fund may accept telephone redemption requests from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event a telephone redemption was not authorized by them. The Fund and its agents will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and may require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal can do so through KeyBank, N.A. or its agents by contacting their appropriate representative and stating (i) the name of the shareholder appearing on the Participating Organization's records,
(ii) the shareholder's account number with the Participating Organization, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption.

Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders. See "Tax Consequences." If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Exchange Privilege

Shareholders of Victory Shares are entitled to exchange some or all of their shares in the Fund for shares of The Victory Funds. Currently the exchange privilege program has been established between the Fund and The Victory Funds.

There is presently no administrative charge for the exchange privilege or limitation as to frequency of exchange, but the right to impose such a charge is reserved. Shares are exchanged at their respective net asset values, and any applicable sales charge.

The exchange privilege provides shareholders of the Victory Shares of the Fund with a convenient method to shift their investment among different funds when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between fund accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the fund into which the exchange is to be made. When an exchange of all the shareholder's Victory Shares is made, all declared but unpaid distributions shall also be invested in the fund exchanged into, unless the shareholder otherwise specifies at the time the exchange is requested or unless cash payment has been elected under the dividend payment options.

Investors should note that exchange transactions actually involve the redemption of Victory Shares in one fund and an investment of the redemption proceeds into the other fund.

An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

For Key customers, contact your relationship manager or Key representative for instructions on exchanges.

The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege upon 60 days notice.

Frequent Trading
----------------

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences

Federal Income Taxes
--------------------

Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

Distributions paid from net investment income, if any (not exempt interest dividends) or any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income at a maximum federal rate of 35%. Both such dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. Investors should review the information regarding taxes in the Statement of Additional Information.

New York Income Taxes
---------------------

Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City personal income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations"), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

The U.S. Supreme Court has granted review in Kentucky Department of Revenue v.Davis, Docket No. 06-666, where it will consider whether a state unlawfully discriminates against interstate commerce by providing an exemption from its income tax for interest income derived from bonds issued by the state and its political subdivisions while treating income realized from bonds issued by other states and their political subdivisions as subject to the state's income tax. In the underlying case, Davis v. Department of Revenue, 197 S.W. 3d 557 (Ky. Ct.App. 2006), the Kentucky Court of Appeals held that such disparate treatment of interest derived from in-state and out-of-state municipal bonds is unlawful. However, in another case, the Ohio Court of Appeals held that Ohio's disparate treatment of interest derived from in-state and out-of-state municipal bonds is permissible. Sharper v. Tracy, 647 N.E. 2d 550 (Oh. Ct. App. 1994). If the U.S. Supreme Court invalidates the Kentucky statute at issue in Davis, it is possible that all states would be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In such event, interest derived from all municipal bonds, whether held directly or indirectly through a regulated investment company and regardless of their state of origin, may either be exempt from or subject to New York's income tax. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

--------------------------------------------------------------------------------
                          V. DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Rule 12b-1 Fees

Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to Victory shareholders. The Fund pays these fees from Victory Class assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Victory Shares of the Fund).

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Victory Shares, a service fee equal to 0.20% per annum of the Victory Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Victory Shares of the Fund.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Victory Shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Victory Shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's Victory Shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Victory Shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

--------------------------------------------------------------------------------
                            VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This financial highlights table is intended to help you understand the Victory Shares' financial performance for the past five years. Certain information reflects financial results for a single Victory Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Victory shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                For the Year Ended April 30,
                                                                 --------------------------------------------------------------
Victory Shares
----------------                                                    2007         2006         2005          2004         2003
                                                                 ---------     --------     -------       -------      --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............................  $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                                                 --------      --------     --------      --------     --------
Income from investment operations:
      Net investment income....................................     0.027         0.019        0.007         0.002        0.006
      Net realized and unrealized gain (loss) on investments...      --           0.000         --            --          0.000
                                                                 --------      --------     --------      --------     --------
      Total from investment operations.........................     0.027         0.019        0.007         0.002        0.006
Less distributions from:
      Dividends from net investment income.....................    (0.027)       (0.019)      (0.007)       (0.002)      (0.006)
      Net realized gain (loss) on investments..................      --          (0.000)        --            --         (0.000)
                                                                 --------      --------     --------      --------     --------
      Total distributions......................................    (0.027)       (0.019)      (0.007)       (0.002)      (0.006)
                                                                 --------      --------     --------      --------     --------
Net asset value, end of year...................................  $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                                                 ========      ========     ========      ========     ========
Total Return...................................................     2.74%         1.93%        0.70%         0.21%        0.59%
Ratios/Supplemental Data
Net assets, end of year (000's)................................  $ 60,514      $ 39,512     $ 45,985      $ 53,616     $ 79,783
Ratios to average net assets:
      Expenses (a).............................................     0.87%         0.86%        0.86%         0.83%        0.82%
      Net investment income....................................     2.71%         1.91%        0.70%         0.21%        0.59%
      Expenses paid indirectly.................................     0.00%         0.00%        0.00%         0.00%        0.00%

(a)      Includes expenses paid indirectly


                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       THIS IS NOT PART OF THE PROSPECTUS

Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, New York 10020

A Statement of Additional Information (SAI) dated August 28, 2007, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports and other material incorporated by reference without charge by calling the Fund at (800) 539-3863. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund's website at http://www.money-funds.com/funds/index. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0104.

The Fund is advised by Reich & Tang Asset Management, LLC and distributed by Reich & Tang Distributors, Inc., neither of which is affiliated with KeyCorp or its subsidiaries. The Fund is not affiliated with the Victory Funds.

        Investment Company Act File Number. 811-3955 VF-NYDTF-PRO(08/07)

--------------------------------------------------------------------------------
NEW YORK                                    600 FIFTH AVENUE, NEW YORK, NY 10020
DAILY TAX FREE                              (212) 830-5345
INCOME FUND, INC.                           (800) 433-1918 (TOLL FREE)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 28, 2007

RELATING TO THE PROSPECTUSES FOR THE CLASS A AND CLASS B SHARES, VICTORY CLASS OF SHARES ("VICTORY SHARES") AND THE ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND CLASS OF SHARES ("ADVANTAGE SHARES")

                              DATED AUGUST 28, 2007

This Statement of Additional Information ("SAI") is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of New York Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus for the Class A and B shares may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918.

If you wish to invest in the Advantage Shares of the Fund you should obtain a Prospectus by writing to Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004 or calling the Fund toll free at (800) 433-1918.

If you wish to invest in Victory Shares of the Fund you should obtain a Prospectus by accessing www. VictoryConnect.com or by calling your KeyBank representative.

The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of Shares has been incorporated by reference into the SAI from the Prospectus for each Class of shares.

This SAI is incorporated by reference into each Prospectus in its entirety.

                                Table of Contents

------------------------------------------------------------------------------------------------------------------------------------
   Fund History............................................. 2    Capital Stock and Other Securities.................  25
   Description of the Fund and Its Investments                    Purchase, Redemption and
     and Risks.............................................. 2        Pricing of Shares..............................  26
   Management of the Fund...................................15    Taxation of the Fund...............................  27
   Control Persons and Principal Holders of                       Underwriters.......................................  29
     Securities.............................................18    Financial Statements...............................  29
   Investment Advisory and Other Services...................20    Description of Ratings.............................  30
   Brokerage Allocation and Other Practices.................24    Taxable Equivalent Yield Tables....................  31
------------------------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on January 31, 1984, in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in each of the Prospectuses.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal and New York income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions (which cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes). These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and the Fund complies with Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular federal income taxation, existing law excludes such interest from regular federal income tax. However, such interest may be subject to the federal alternative minimum tax.

Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts ("New York Municipal Obligations") will be exempt from the New York State and New York City personal income taxes. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the U.S. Virgin Islands, as well as any other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America ("Territorial Municipal Obligations"), also should be exempt from New York State and New York City personal income taxes provided the Fund complies with applicable New York laws. See "New York Income Taxes" in the Prospectus. To the extent that suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to New York State and New York City personal income taxes. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Fund's investment manager (the "Manager"), the Fund will invest primarily in New York Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates in industrial revenue bonds and other New York Municipal Obligations provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof. In view of this possible "concentration" in bank Participation Certificates in New York Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the

Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (I.E., with maturities greater than 397 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "A1+" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission ("SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless such Municipal Obligations are rated in the highest short-term rating category and in no event shall such investments exceed in the aggregate, 50 % of the value of the Fund's total assets.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. For the Fund to qualify at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

         The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

         In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New York issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

5. Any other federal tax-exempt obligations, and to the extent possible, New York State and New York City tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Government but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that when it is necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

VARIABLE RATE DEMAND INSTRUMENTS AND PARTICIPATION CERTIFICATES

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Manager. The Fund's Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the Fund's possible investment in bank Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments with variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

WHEN-ISSUED SECURITIES

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and New York State and New York City personal income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii)

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
commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

REPURCHASE AGREEMENTS

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

NEW YORK RISK FACTORS

The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issues to make timely payments of debt service on these obligations.

ECONOMIC TRENDS

Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

Data for the fourth quarter of 2006 showed a national economy in the throes of a substantial inventory correction and a severe residential housing market contraction. While the Division of Budget ("DOB") projects a soft landing of the national economy and a stable monetary policy, there are a number of risks to this forecast. If the labor market outperforms the forecast, higher employment and wage growth could induce stronger growth in consumer spending than projected. However, a tighter labor market than expected, particularly within the service-producing sectors that are vulnerable to global competition, could result in higher inflation as well. Higher inflation, in turn, might induce the Federal Reserve to raise its short-term interest rate target, restraining economic growth. Higher interest rates and stronger employment and wages could also result in weaker profits and equity markets than projected. Higher interest rates could also delay the recovery of the housing market, which could put downward pressure on consumer spending. Higher interest rates could also compound the troubles emanating from the subprime mortgage market. A shock to the economy related to geopolitical uncertainty, either in the form of a direct attack or excessive energy price volatility, also remains a risk.

NEW YORK STATE

        The New York Economy

All of the risks to the U.S. forecast apply to the State as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Should the Federal Reserve revert to a tight monetary policy, the negative impact would disproportionately affect the State due to the importance of the finance industry to the State economy. Lower than expected securities industry profits could result in lower bonus and wage income, the effects of which would ripple through the downstate regional economy. In addition, should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. High energy prices also pose a particular risk to the State's tourism sector.

Despite the risks outlined above, the State economy continues to expand. Anticipated growth in total State nonfarm employment for 2007 remains virtually unchanged at 0.7 percent, following downward revised growth of 0.8 percent for 2006. Projected private sector job growth is also unchanged at 0.8 percent for 2007, following an estimated 1.1 percent growth for 2006. The DOB forecast for growth in State wages and salaries has been revised up to 6.2 percent for 2007, following growth of 7.6 percent for 2006, due almost entirely to stronger finance and insurance sector bonus growth than previously in February. Growth in total State personal income for 2007 is now projected at 5.6 percent, following growth of 6.0 percent for 2006.

Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflict in Iraq, and the Middle East in general; (ii) high oil prices which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

        The 2007-08 State Financial Plan (current fiscal year)

Governor Spitzer submitted his $120.6 billion Executive Budget for fiscal year 2007-08 to the State Legislature on January 31, 2007. During budget negotiations, the Executive and State Legislature reached agreement that a total of $1 billion in resources above the Executive Budget forecast were available to finance legislative changes to the Governor's Executive Budget. The Executive, State Senate, and State Assembly negotiated a budget agreement that culminated with enactment of the budget for 2007-08 (the "Enacted Budget") on April 1, 2007, in time for the start of the State's current fiscal year. The 2006-07 Enacted Budget Financial Plan (the "State Financial Plan") was prepared by the DOB.

The State's General Fund is projected to have a closing balance of $3.0 billion in 2007-08, comparable to the level at the close of 2006-07. Reserves equal roughly 5.7 percent of projected General Fund spending. The reserves include an initial deposit of $175 million to the new Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event and a $250 million deposit to the State's Debt Reduction Reserve that will be used to eliminate high-cost debt. The reserves also include $1.0 billion in the Tax Stabilization Reserve Fund, $1.2 billion in a flexible reserve that is planned to lower the outyear budget gaps, and $353 million in the Community Projects Fund to finance existing legislative "member item" appropriations.

The DOB currently projects potential General Fund budget gaps in future years in the range of $3.1 billion in 2008-09, growing to $4.8 billion in 2009-10 and $6.6 billion in 2010-11.

General Fund receipts are projected to total $53.7 billion in 2007-08, an increase of $2.3 billion, or 4.5 percent from 2006-07 results. General Fund tax receipts growth is projected to be 1.5 percent over 2006-07 results and General Fund miscellaneous receipts are projected to increase by $217 million. The relatively small growth in General Fund tax receipts largely reflects non-tax and non-economy related factors including proposals increasing STAR benefits and earmarking additional funds to debt service funds. Federal grants decline due to the loss of one-time Federal reimbursement for emergency costs related to delays in implementation of the Federal Medicare Part D program.

In 2007-08, General Fund spending, including transfers to other funds, is projected to total $53.7 billion, an increase of $2.1 billion, or 4.1 percent from 2006-07 results. All Funds spending, the broadest measure of spending, is projected to total $120.7 billion in 2007-08, an increase of $7.9 billion (7.0 percent).

The State Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the projections contained in the State Financial Plan set forth above.

        Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Recent events have increased the risks to the forecast for both employment and wages. The threat of future terrorist acts against the U.S. still remains. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect the State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. The financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

        Ratings

Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, Aa3 and AA-, respectively.

On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA and reaffirmed its stable outlook. On May 16, 2003, Standard & Poor's revised its outlook on the State's general obligation bonds from stable to negative. On September 21, 2004, Standard & Poor's again revised its outlook on the State's general obligation bonds from negative to stable. On March 15, 2006, Standard & Poor's reaffirmed its AA rating and stable outlook on the State's general obligation bonds. On November 9, 2004, Moody's revised its rating on the State's general obligation bonds from A2 to A1, and revised its outlook on the State's general obligation bonds from stable to positive. On December 14, 2005, Moody's revised its rating on the State's general obligation bonds from A1 to Aa3, and revised its outlook on the State's general obligation bonds from positive to stable. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On May 11, 2007, Fitch Ratings reaffirmed its AA- rating and revised its outlook on the State's general obligation bonds from stable to positive.

NEW YORK CITY

The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s. The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001. The economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession, and a downturn in the securities industry came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery. The City Financial Plan assumes slower growth in calendar year 2007, corresponding to a weakening economy.

The Mayor is responsible for preparing the City's financial plan, which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2007 through 2010 fiscal years submitted to the State Financial Control Board (the "Control Board") in July 2006 (the "July Financial Plan") and Modification No. 07-4 to the July Financial Plan and the financial plan for the 2008 through 2011 fiscal years submitted to the Control Board on June 20, 2007 (as so modified, the "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements.

Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully, as well as the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements although it currently does not expect to issue such notes in fiscal year 2006. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

        The 2007-10 Financial Plan

For the 2006 fiscal year, the City's General Fund had an operating surplus of $3.756 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2006 fiscal year is the twenty-sixth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City's expense and capital budgets for the 2007 fiscal year were adopted on June 30, 2006. The July Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2007 fiscal year, projected revenues and expenditures for the 2007 fiscal year balanced in accordance with GAAP, and projects gaps of $3.8 billion, $4.6 billion and $4.1 billion in fiscal years 2008 through 2010, respectively. On April 27, 2007, the City submitted to the Control Board the City Financial Plan which is a modification to the July Financial Plan and projects revenues and expenses for the 2007 and 2008 fiscal years balanced in accordance with GAAP, and projects gaps of $1.6 billion, $3.4 billion and $4.4 billion in fiscal years 2009 through 2011, respectively. Although the City has maintained balanced budgets in each of its last twenty-six years and is projected to achieve balanced operating results for the 2007 fiscal year, there can be no assurance that the City Financial Plan or future actions to close projected outyear gaps can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.

The City Financial Plan reflects increases in projected net revenues since the July Financial Plan totaling $5.5 billion, $4.8 billion, $3.6 billion and $3.9 billion in fiscal years 2007 through 2010, respectively. Changes in projected revenues include (i) increases in projected net tax revenues of $5.4 billion, $4.2 billion, $3.5 billion and $3.9 billion in fiscal years 2007 through 2010, respectively, resulting primarily from increases in projected real estate transactions, personal income and business tax revenues and (ii) increases in other revenues of $424 million, $575 million, $97 million and $83 million in fiscal years 2007 through 2010, respectively, offset by a decrease of $307 million in State per capita aid in fiscal year 2007.

The City Financial Plan also reflects, since the July Financial Plan, a decrease in projected net expenditures totaling $128 million in fiscal year 2007 and increases in projected net expenditures totaling $2.3 billion, $2.3 billion and $3.1 billion in fiscal years 2008 through 2010, respectively.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan. Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.

        Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties and contingencies include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the HHC and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (viii) adoption of the City's budget by the City Council in substantially the form submitted by the Mayor;
(ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City Financial Plan reflects the receipt of a $1 billion reimbursement from the Federal Emergency Management Agency. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-five fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City's economy.

        Ratings

Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds AA, Aa3 and AA-, respectively.

On May 27, 2003, Standard & Poor's revised its outlook from negative to stable on the City's general obligation bonds. On June 5, 2007, Standard & Poor's revised its rating on the City's general obligation bonds from AA- to AA. On January 25, 2005, Moody's revised its outlook from positive to stable on the City's general obligation bonds. On April 4, 2005, Moody's revised its rating on the City's general obligation bonds from A2 to A1. On June 6, 2006, Moody's reaffirmed its A1 rating and stable outlook on the City's general obligation bonds. On July 18, 2007, Moody's revised its rating on the City's general obligation bonds from A1 to Aa3. On June 29, 2006, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City's general obligation bonds. On June 29, 2007, Fitch Ratings revised its rating on the City's general obligation bonds from A+ to AA-.

        LITIGATION

A number of court actions have been brought involving State finances that could ultimately result in costs to the State Financial Plan. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. Litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties. There are also numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2006, amounted to approximately $5.0 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City's ability to carry out the City Financial Plan.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks" or in any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Manager, and which is consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

11. Invest in securities of other investment companies. The Fund may purchase
   (i) unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) securities as permitted by Section 12(a) of the 1940 Act.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

ENTITY AND TYPE OF INFORMATION                                                  FREQUENCY                 LAG TIME

iMoneyNet, Inc. (information derived from the portfolio)                        Weekly                  1 business day lag
Investment Company Institute (information derived from the portfolio)           Monthly                10 business day lag
Lipper, Inc. (information derived from the portfolio)                           Quarterly              15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Audit Committee are Edward A. Kuczmarski, Caroline E. Newell and John P. Steines, Jr. The Audit Committee met once during the fiscal year ended April 30, 2007.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr. to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended April 30, 2007. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law. The following table shows the Directors and executive officers of the Fund and their principal occupations during the last five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, NY 10020.

                       DIRECTORS AND OFFICERS INFORMATION
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------

                                                                                                      NUMBER OF
                                           TERM OF                                                     PORTFOLIOS
                                           OFFICE                                                       IN FUND           OTHER
    POSITION(S)         AND LENGTH OF  PRINCIPAL OCCUPATION(S)                                          COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS,        HELD WITH       TIME SERVED                    DURING PAST                    OVERSEEN         HELD BY
       AND AGE              FUND            (1)                          5 YEARS                     BY DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
    DISINTERESTED DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------

Edward A. Kuczmarski,    Director       Since 1984    Certified Public Accountant and Partner of      Fourteen    Trustee of the
Age 57                                                Hays & Company LLP since 1980.                              Empire Builder Tax
                                                                                                                  Free Bond Fund and
                                                                                                                  Director of ISI
                                                                                                                  Funds.
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
Caroline E. Newell,      Director       Since 1984    Director of the Park Avenue Church Day            One       Trustee of the
Age 67                                                School since 2001.  Director of Le Chateau                  Empire Builder Tax
                                                      des Enfants and the American School in                      Free Bond Fund
                                                      Switzerland, both since 1990.
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
John P. Steines, Jr.     Director       Since 1984    Professor of Law, New York University             One       Trustee of the
Age 58                                                School of Law since 1980.                                   Empire Builder Tax
                                                                                                                  Free Bond Fund
-------------------------------- ---- --------------- --------------------------------------------- ------------- ------------------
    INTERESTED
    DIRECTOR/OFFICERS:
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
 Steven W. Duff,         President      Since 1994     President and Manager of Reich & Tang          Eighteen            None
 Age 53                     and                        Asset Management, LLC (the "Manager") and
                         Director(2)                   President of the Mutual Funds Division of
                                                       the Manager since August 1994.  Mr. Duff
                                                       is also President and Director/Trustee of
                                                       eight other funds in the Reich & Tang Fund
                                                       Complex, Director of Pax World Money
                                                       Market Fund, Inc., Principal Executive
                                                       Officer of Delafield Fund, Inc. and
                                                       President and Chief Executive Officer of
                                                       Tax Exempt Proceeds Fund, Inc.   Mr. Duff
                                                       also serves as a Director of Reich & Tang
                                                       Services, Inc. and Reich & Tang
                                                       Distributors, Inc.
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
 Richard De Sanctis,        Vice        Since 2005     Executive Vice President and Chief                N/A               N/A
 Age 51                  President                     Financial Officer of Manager.  Associated
                                                       with the Manager since 1990. Mr. De
                         Treasurer     From 1992 to    Sanctis is also Vice President of ten
                            and            2004        other funds in the Reich & Tang Fund
                         Assistant                     Complex, Vice President  and Assistant
                         Secretary                     Secretary of Cortland Trust, Inc. and
                                                       serves as Executive Vice President and
                                                       Chief Financial Officer of Reich & Tang
                                                       Services, Inc. and Reich & Tang
                                                       Distributors, Inc.  Prior to December
                                                       2004, Mr. De Sanctis was Treasurer and
                                                       Assistant Secretary of eleven funds in the
                                                       Reich & Tang Fund Complex and Vice
                                                       President, Treasurer and Assistant
                                                       Secretary of Cortland Trust, Inc.
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
                                       16

------------------------------------------------------------------------------------------------------------------------------------
                  DIRECTORS AND OFFICERS INFORMATION (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                          TERM OF                                                     PORTFOLIOS
                                          OFFICE                                                       IN FUND           OTHER
    POSITION(S)    AND LENGTH OF      PRINCIPAL OCCUPATION(S)                                          COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS,        HELD WITH       TIME SERVED                    DURING PAST                    OVERSEEN         HELD BY
       AND AGE              FUND            (1)                          5 YEARS                     BY DIRECTOR        DIRECTOR
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
    INTERESTED DIRECTORS/Officers:
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
Michael Lydon,         Vice President   Since 2005    Executive Vice President and Chief Operations     N/A              N/A
Age 44                                                Officer of the Manager.  Mr. Lydon has been
                                                      associated with the Manager since January
                                                      2005.  Mr. Lydon was Vice President at
                                                      Automatic Data Processing from July 2000 to
                                                      December 2004. Prior to July 2000, Mr. Lydon
                                                      was Executive Vice President and Chief
                                                      Information Officer of the Manager.  Mr.
                                                      Lydon is also Vice President of eleven other
                                                      funds in the Reich & Tang Fund Complex.  Mr.
                                                      Lydon also serves as Executive Vice President
                                                      and Chief Operations Officer for Reich & Tang
                                                      Distributors, Inc. and Reich & Tang Services,
                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
Christine Manna,       Secretary      Since 2007      Vice President of the Manager. Ms. Manna is        N/A              N/A
Age 37                                                also Secretary of eleven other funds in the
                                                      Reich & Tang Complex. Ms. Manna has been
                                                      associated with the Manager and its
                                                      predecessors since June 1995.    Ms. Manna is
                                                      also a Vice President of Reich & Tang
                                                      Services, Inc. and Reich & Tang Distributors,
                                                      Inc.
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
Dana E. Messina,       Vice President   Since 1986    Executive Vice President of the Manager.           N/A             N/A
Age 50                                                Associated with the Manager since December
                                                      1980. Ms. Messina is also Vice President of eight
                                                      other funds in the Reich & Tang Fund Complex. Ms.
                                                      Messina also serves as Executive Vice President
                                                      of Reich & Tang Distributors, Inc.
---------------------- -------------- --------------- --------------------------------------------- ------------- ------------------
Anthony Pace,           Treasurer and   Since 2004    Vice President of the Manager.  Associated        N/A              N/A
Age 42                    Assistant                   with the Manager since September 2004.  Mr.
                          Secretary                   Pace was a Director of a Client Service Group
                                                      at GlobeOp Financial Services, Inc. from May
                                                      2002 to August 2004 and Controller/Director
                                                      of Mutual Fund Administration for Smith
                                                      Barney Funds Management LLC and Salomon
                                                      Brothers Asset Management Inc. from 1998 to
                                                      May 2002.  Mr. Pace is also Treasurer and
                                                      Assistant Secretary of eleven other funds in
                                                      the Reich & Tang Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------
Robert Rickard,        Vice President Since 2007      Senior Vice President of the Manager.
Age 38                                                Associated with the Manager since December
                                                      1991. Mr. Rickard is also Vice President of eleven
                                                      other funds in the Reich & Tang Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------
Michael Zuckerman,     Chief          Since 2007      Consultant to the Manager since 2006.         N/A           N/A
Age 42                 Compliance                     Director and Counsel, BlackRock, Inc.
                       Officer                        November 2005 to April 2006.  Associate,
                                                      Dechert LLP July 2004 to November 2005 and
                                                      April 1999 to April 2001.  Deputy General
                                                      Counsel, Millennium Partners, L.P. March 2003
                                                      to July 2004.  Vice President Allianz
                                                      Dresdner Asset Management, LLC April 2001 to
                                                      December 2002.
------------------------------------------------------------------------------------------------------------------------------------

     (1) Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he resigns or retires or until their successor is elected and qualifies.

     2 Steven W. Duff is deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2006:

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL FUNDS OVERSEEN OR TO BE
                                   DOLLAR RANGE OF EQUITY SECURITIES IN    OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY
NAME OF DIRECTOR                                 THE FUND                           OF INVESTMENT COMPANIES
----------------                  -------------------------------------    -----------------------------------------

DISINTERESTED DIRECTORS:

Edward A. Kuczmarski                           $1 - $10,000                            $10,001 - $50,000

Caroline E. Newell                                 None                                      None

John E. Steines, Jr.                               None                                      None

INTERESTED DIRECTOR:

Steven W. Duff                                     None                                  Over $100,000


The Fund paid an aggregate remuneration of $37,500 to its Directors with respect to the period ended April 30, 2007, all of which consisted of aggregate Directors' fees paid to the three disinterested Directors, pursuant to the terms of the Investment Management Contract (See "Investment Advisory and Other Services" herein). Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $7,000 and a fee of $1,375 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table").


                               COMPENSATION TABLE


                             AGGREGATE             PENSION OR RETIREMENT      ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
     NAME OF PERSON,        COMPENSATION           BENEFITS ACCRUED AS PART      BENEFITS UPON        FUND AND FUND COMPLEX
        POSITION            FROM THE FUND            OF FUND EXPENSES            RETIREMENT          PAID TO DIRECTORS*


Edward A. Kuczmarski,
Director                       $12,500                         0                       0               $77,000 (10 Funds)

Caroline E. Newell,
Director                       $12,500                         0                       0               $12,500 (1 Fund)

John P. Steines, Jr.
Director                       $12,500                         0                       0               $12,500 (1 Fund)

     O These figures represent the total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended April 30, 2007. The total number of Funds in the same Fund complex from which the Directors receive compensation is listed in parenthesis. A Fund is considered to be the same Fund complex if, among other things, it shares a common investment adviser with the Fund.


    INFORMATION ABOUT PROXY VOTING

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On July 31, 2007 there were 222,914,098 shares of Class A common stock outstanding, 36,056,297 shares of Class B common stock outstanding, 57,528,950 shares of Victory Class common stock outstanding and

75,275,411 shares of Advantage Class common stock outstanding. As of July 31, 2007, the amount of shares owned by all officers and Directors of the Fund as a group was less than 1% of the oustanding shares of the Fund.

Set forth below is certain information as to persons who owned 5% or more of each class of the Fund's outstanding common stock as of July 31, 2007:


                                                      % OF                         NATURE OF
NAME AND ADDRESS                                      CLASS                        OWNERSHIP

CLASS A


Pershing                                              32.81%                       Record
Attn:  ProCash Group
One Pershing Plaza - 6th Floor
Jersey City, NJ  07399

Lehman Brothers - For the                             14.94%                       Record
Exclusive Benefit of Clients
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

CLASS B

Pershing                                              13.45%                       Record
Attn:  ProCash Group
One Pershing Plaza - 6th Floor
Jersey City, NJ  07399

Jane Garnett                                          12.02%                       Beneficial
15 Garden Place
Brooklyn, NY 11201

Mr. Lee Pollak                                         7.85%                       Beneficial
799 Park Avenue
New York, NY 10021

Mr. Lawrence J. Goldstein                              7.81%                       Beneficial
1865 Palmer Avenue
Larchmont, NY 10538

Jeffery Oppenheim                                      6.98%                       Beneficial
156 East 79th Street
New York, NY 10021

Evan Shreinberg                                        6.33%                       Beneficial
262 Central Park West
New York, NY 10024

Estate of Gale Templeton                               5.41%                       Beneficial
William W. Templeton - Executor
122 Fordyke Street
Providence, RI 02906

ADVANTAGE SHARES

Oppenheimer & Co.                                    100.00%                       Record
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004

                                       19

                                                      % of                         Nature of
NAME AND ADDRESS                                     CLASS                         OWNERSHIP

VICTORY SHARES

KeyBanc Capital Markets Inc.                          7.78%                        Record
Exclusive Benefit of Customers
c/o Gradison Division
580 Walnut Street
Cincinnati OH  45202

SNBOC and Company                                    16.80%                        Record
4900 Tiedeman Road
Brooklyn OH  44144

SNBOC and Company                                     8.48%                        Record
4900 Tiedeman Road
Brooklyn OH  44144

SNBOC and Company                                    66.44%                        Record
4900 Tiedeman Road
Brooklyn OH  44144


V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of July 31, 2007, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager acts as investment manager or sub-advisor of twenty-three portfolios of registered investment companies, of which it acts as administrator for eighteen. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

The Manager is an indirect subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.) which owns, in addition to the Manager, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large French financial services entities:
Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis, CNCE and BFBP (the "Affiliated Owners") each owns, directly or indirectly, other investment advisers established in various jurisdictions. Natixis Global Asset Management, L.P., which owns the Manager and is indirectly owned by the Affiliated Owners, is the direct and indirect owner of various investment advisers.

The fourteen affiliated asset management firms of Natixis Global Asset Management, L.P. collectively, have more than $277 billion in assets under management or administration as of June 30, 2007.

On March 6, 2007, the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2008. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the fiscal years ended April 30, 2007, April 30, 2006 and April 30, 2005, the Manager received the management fees set forth in the table below:

                                    MANAGEMENT FEES

            Fiscal Year Ended                      Payable                           Waived               Paid
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2007                         $1,286,925                         $0                  $1,286,925
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2006                         $1,392,327                         $0                  $1,392,327
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2005                         $1,429,148                         $0                  $1,429,148
---------------------------------------- ------------------------------- ----------------------------- -----------------

The Fund's net assets at the close of business on April 30, 2007 totaled $384,379,793.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal years ended April 30, 2007, April 30, 2006 and April 30, 2005, the Manager received the administrative fees set forth in the table below:


                                    ADMINISTRATIVE FEES

            Fiscal Year Ended                      Payable                           Waived               Paid
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2007                          $900,848                          $0                   $900,848
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2006                          $974,629                          $0                   $974,629
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2005                         $1,000,404                         $0                  $1,000,404
---------------------------------------- ------------------------------- ----------------------------- -----------------


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plans" herein).

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Key Bank National Association and Oppenheimer & Co. Inc.) to Fund shareholders, may be compensated for by the Distributor from its own resources, which includes the shareholder servicing and fees and past profits or by the Manager from its own resources, which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution and servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plans" herein).

DISTRIBUTION AND SERVICE PLANS

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor") a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Fund's Manager. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan on behalf of each Class of shares each a "Plan" and collectively, (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A, Advantage and Victory shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements (with respect to the Fund's Class A and B shares and with respect to the Fund's Victory Class shares) provide that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services.

Pursuant to the Distribution Agreement for the Advantage shares, the Distributor receives a distribution fee of 0.45% per annum of the Advantage shares' average daily net assets (the "Advantage Distribution Fee") for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage shares.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a service fee equal to 0.20% per annum of the average daily net assets of the Class A and Victory shares and 0.25% per annum of the average daily net assets of the Advantage shares of the Fund (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the Advantage Distribution Fee are accrued daily and paid monthly and any portion of the Shareholder Service Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including KeyBank National Association and Oppenheimer & Co. Inc. with respect to Victory and Advantage Shares) with respect to servicing their clients or customers who are Class A, Advantage and Victory shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee. Any portion of the Advantage Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Advantage Shares.


The following table provides the total fees paid by each Class of the Fund (after waiver for the Advantage Shares) pursuant to the Plans and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended April 30, 2007:


---------------------------------------------------------------------- --------------- -------------- --------------- --------------
                                                                           CLASS A         CLASS B        VICTORY        ADVANTAGE
                                                                            SHARES         SHARES          SHARES          SHARES
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
TOTAL FEES PAID BY EACH CLASS OF THE FUND UNDER THE PLAN:                 $556,856        $0             $96,829         $278,876
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
PAYMENTS MADE BY THE MANAGER AND DISTRIBUTOR TO OR ON BEHALF OF           $1,440,121      $48,126        $266,351        $630,836
PARTICIPATING ORGANIZATIONS:
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
BREAKDOWN OF PAYMENTS MADE PURSUANT TO THE PLAN FOR CERTAIN TYPES OF
ACTIVITIES:
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Advertising:                                                           $0              $0             $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Printing and mailing of prospectuses to other than current             $602            $602           $4,096          $2,389
   shareholders:
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Compensation to underwriters:                                          $0              $0             $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Compensation to broker-dealers:                                        $1,440,121      $48,126        $266,351        $630,836
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Compensation to sales personnel:                                       $11,610         $11,609        $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Interest, carrying or other financing charges:                         $0              $0             $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Travel and entertainment for sales personnel:                          $1,218          $1,215         $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Miscellaneous expenses:                                                $141            $143           $0              $0

---------------------------------------------------------------------- --------------- -------------- --------------- --------------

For the fiscal year ended April 30, 2007, the total amount spent pursuant to the Plan for Class A shares was 0.52% of the average daily net assets of the Class A shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.32% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

For the fiscal year ended April 30, 2007, the total amount spent pursuant to the Plan for Class B shares was 0.19% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended April 30, 2007, the total amount spent pursuant to the Plan for Victory shares was 0.56% of the average daily net assets of the Victory shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.36% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

For the fiscal year ended April 30, 2007, the total amount spent pursuant to the Plan for the Advantage shares was 0.91% of the average daily net assets of the Advantage shares of the Fund, of which 0.40% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.51% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization agreement, as the case may be, with respect to the Class A, Advantage and Victory shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A, Victory and Advantage shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A, Advantage and Victory shares and past profits for the purpose enumerated in (i) above and (2) the Advantage Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements, or the Advantage Distribution Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plans were most recently approved on March 6, 2007, to continue in effect until April 30, 2008. Thereafter, the Plans may continue in effect for successive annual periods commencing May 1, provided they are approved by the shareholders of the Class covered by the Plan or by the Board of Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. Each Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Directors including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. Each Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the respective shareholders.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon Corporation, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the Class A, Class B and Advantage shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Class A, Class B and Victory shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock: Class A, Class B, Advantage Class and Victory Class. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B, Advantage Class and Victory Class shares will have different Class designations;
(ii) only the Class A, Advantage, and Victory shares will be assessed a service fee pursuant to the Plans of 0.20% of the Class A and Victory Classes' average daily net assets and 0.25% of the Advantage Class's average daily net assets;
(iii) only the Advantage shares will be assessed a distribution fee pursuant to the Plan for the Advantage shares of 0.45% of the average daily net assets of the Advantage shares; (iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege permits shareholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Advantage Class which does not offer an exchange privilege). Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its Articles of Incorporation, as amended, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a

"personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each prospectus and is incorporated herein by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (I.E., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

The Fund has elected to qualify and intends to continue to qualify under the Code and under New York law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund's shareholder under the Code although the amount of that interest must be disclosed on the shareholders federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, under current law, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders rather than the regular maximum income tax rate of 35%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on a October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 28% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal and New York income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt from tax on such dividends for New York State and New York City franchise tax purposes. The U.S. Supreme Court has granted review in KENTUCKY DEPARTMENT OF REVENUE V. DAVIS, Docket No. 06-666, where it will consider whether a state unlawfully discriminates against interstate commerce by providing an exemption from its income tax for interest income derived from bonds issued by the state and its political subdivisions while treating income realized from bonds issued by other states and their political subdivisions as subject to the state's income tax. In the underlying case, DAVIS V. DEPARTMENT OF REVENUE, 197 S.W. 3d 557 (Ky. Ct. App. 2006), the Kentucky Court of Appeals held that such disparate treatment of interest derived from in-state and out-of-state municipal bonds is unlawful. However, in another case, the Ohio Court of Appeals held that Ohio's disparate treatment of interest derived from in-state and out-of-state municipal bonds is permissible. SHARPER V. TRACY, 647 N.E. 2d 550 (Oh. Ct. App. 1994). If the U.S. Supreme Court invalidates the Kentucky statute at issue in Davis, it is possible that all states would be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In such event, interest derived from all municipal bonds, whether held directly or indirectly through a regulated investment company and regardless of their state of origin, may either be exempt from or subject to New York's income tax.

Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a few imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements with respect to Class A and B shares and the Victory shares provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Advantage Shares, the Distributor receives a fee of 0.45% per annum of the Advantage Shares average daily net assets for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. For the fiscal year ended April 30, 2007, distribution fees payable to the Distributor from the Fund pursuant to the Advantage Distribution Agreement were in the amount of $310,418, of which $35,400 was waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended April 30, 2007, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge by calling toll free at (800) 433-1918.

DESCRIPTION OF RATINGS*

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST MUNICIPAL BOND
RATINGS:

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES TWO HIGHEST DEBT RATINGS:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

PLUS ( + ) OR MINUS ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES TWO HIGHEST COMMERCIAL PAPER
RATINGS:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


-----------------------------------


* As described by the rating agencies.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
             (BASED ON TAX RATES EFFECTIVE UNTIL DECEMBER 31, 2007)
-----------------------------------------------------------------------------------------------------------------
1. If Your Taxable Income Bracket Is . . .
-----------------------------------------------------------------------------------------------------------------

Single     $12,001-  $13,001-  $20,001-   $25,001-    $31,851-     $50,001-    $77,101-  $160,851-   $349,701-
Return     $13,000   $20,000   $25,000    $31,850     $50,000      $77,100     $160,850   $349,700   and over
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
Joint      $22,001-  $26,001-   $40,001-   $45,001-    $63,701-     $90,001-    $128,501- $195,851    $349,701-
Return     $26,000   $40,000    $45,000    $63,700     $90,000      $128,500    $195,850   $349,700   and over
-----------------------------------------------------------------------------------------------------------------
                                2. Then Your Combined Income Tax Bracket Is . .
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
Federal
Tax Rate    15.00%    15.00%    15.00%      15.00%        25.00%      25.00%      28.00%      33.00%     35.00%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
State
Tax Rate     5.25%     5.90%     6.85%       6.85%         6.85%        6.85%      6.85%       6.85%      6.85%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
City Tax
Rate         3.53%     3.53%     3.53%       3.59%         3.59%        3.65%      3.65%       3.65%      3.65%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
Combined
Marginal
Tax Rate    22.47%    23.02%    23.83%      23.88%        32.83%      32.87%      35.56%      40.03%     41.82%

---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------

                     3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
---------- ------------------------------------------------------------------------------------------------------
Tax                                        Equivalent Taxable Investment Yield
Exempt                                     Required to Match Tax Exempt Yield
Yield
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------

 1.00%      1.29%     1.30%     1.31%      1.31%     1.49%        1.49%       1.55%       1.67%       1.72%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 1.50%      1.93%     1.95%     1.97%      1.97%     2.23%        2.23%       2.33%       2.50%       2.58%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 2.00%      2.58%     2.60%     2.63%      2.63%     2.98%        2.98%       3.10%       3.34%       3.44%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 2.50%      3.22%     3.25%     3.28%      3.28%     3.72%        3.72%       3.88%       4.17%       4.30%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 3.00%      3.87%     3.90%     3.94%      3.94%     4.47%        4.47%       4.66%       5.00%       5.16%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 3.50%      4.51%     4.55%     4.59%      4.60%     5.21%        5.21%       5.43%       5.84%       6.02%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 4.00%      5.16%     5.20%     5.25%      5.25%     5.96%        5.96%       6.21%       6.67%       6.88%
-------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------
 4.50%      5.80%     5.85%     5.91%      5.91%     6.70%        6.70%       6.98%       7.50%       7.74%
---------- --------- --------- -------- ----------- ------------ ----------- ----------- ----------- ----------
 5.00%      6.45%     6.50%     6.56%      6.57%     7.44%        7.45%       7.76%       8.34%       8.59%
---------- --------- --------- -------- ----------- ------------ ----------- ----------- ----------- ----------
 5.50%      7.09%     7.14%     7.22%      7.22%     8.19%        8.19%       8.53%       9.17%       9.45%
---------- --------- --------- -------- ----------- ------------ ----------- ----------- ----------- ----------
 6.00%      7.74%     7.79%     7.88%      7.88%     8.93%        8.94%       9.31%       10.01%      10.31%

---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ----------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                        CORPORATE EQUIVALENT YIELD TABLE
             (BASED ON TAX RATES EFFECTIVE UNTIL DECEMBER 31, 2007)
------------------------------------------------------------------------------------------------------------------------------------
                   1. If Your Taxable Income Bracket Is . . .
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
Corporate          $0-       $50,001-     $75,001-      $100,001-        $335,001-    $10,000,001-    $15,000,001-     $18,333,334
Return           50,000       75,000      100,000       335,000         10,000,000     15,000,000      18,333,333        and over
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
                2. Then Your Combined Income Tax Bracket Is . . .
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
Federal
Tax Rate           15.00%      25.00%      34.00%        39.00%          34.00%          35.00%          38.00%           35.00%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
State

Tax Rate            7.10%       7.10%       7.10%         7.10%           7.10%           7.10%           7.10%            7.10%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
City Tax Rate       8.85%       8.85%       8.85%         8.85%           8.85%           8.85%           8.85%            8.85%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
Combined
Marginal
Tax Rate           28.56%      36.96%      44.53%        48.73%          44.53%          45.37%          47.89%           45.37%

------------------------------------------------------------------------------------------------------------------------------------
                 3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
--------------- --------------------------------------------------------------------------------------------------------------------
Tax Exempt                                              Equivalent Taxable Investment Yield
Yield                                                    Required to Match Tax Exempt Yield
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------

    1.00%           1.40%       1.59%       1.80%         1.95%          1.80%           1.83%           1.92%            1.83%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    1.50%           2.10%       2.38%       2.70%         2.93%          2.70%           2.75%           2.88%            2.75%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    2.00%           2.80%       3.17%       3.61%         3.90%          3.61%           3.66%           3.84%            3.66%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    2.50%           3.50%       3.97%       4.51%         4.88%          4.51%           4.58%           4.80%            4.58%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    3.00%           4.20%       4.76%       5.41%         5.85%          5.41%           5.49%           5.76%            5.49%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    3.50%           4.90%       5.55%       6.31%         6.83%          6.31%           6.41%           6.72%            6.41%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    4.00%           5.60%       6.35%       7.21%         7.80%          7.21%           7.32%           7.68%            7.32%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    4.50%           6.30%       7.14%       8.11%         8.78%          8.11%           8.24%           8.64%            8.24%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    5.00%           7.00%       7.93%       9.01%         9.75%          9.01%           9.15%           9.59%            9.15%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    5.50%           7.70%       8.72%       9.91%        10.73%          9.91%          10.07%          10.55%           10.07%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    6.00%           8.40%       9.52%      10.82%        11.70%         10.82%          10.98%          11.51%           10.98%

--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.